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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) January 8, 1998



                           MONEYGRAM PAYMENT SYSTEMS, INC.
                           -------------------------------
                (Exact name of registrant as specified in its charter)



           DELAWARE                  1-14350               84-1327808
 --------------------         ---------------------    --------------------
(State of Organization)       (Commission File No.)    (IRS Employer
                                                       Identification Number)


                              7401 WEST MANSFIELD AVENUE
                              LAKEWOOD, COLORADO  80235
                    ---------------------------------------------
                       (Address of principal executive offices)


                                    (303) 716-6800
                    ---------------------------------------------
                 (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 8, 1998, the Registrant completed the acquisition of all of the capital stock of Mid-America Money Order Company, a Kentucky corporation ("MAMO"), from Mid-America Bancorp, a Kentucky corporation ("Bancorp"), pursuant to the terms of the Stock Purchase Agreement dated August 4, 1997 by and between the Registrant and Bancorp, as amended. In consideration for all of the capital stock of MAMO, the Registrant paid Bancorp cash via wire transfer in the amount of $15,555,922 (the "Purchase Price"), the source of which was the Registrant's available working capital. The Purchase Price was determined by arm's length negotiation between the Registrant and Bancorp.

     MAMO, which is based in Louisville, Kentucky, is engaged in the issuance and sale of retail money orders and similar consumer payment instruments through a nationwide agent network (the "Business"). It is licensed in all jurisdictions where licensing is required. The Registrant intends to continue the Business.

     There was no material relationship between either MAMO or Bancorp (including their respective officers, directors and stockholders) and the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such officer or director.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     As of the date hereof, it is impracticable for the Registrant to provide the required financial statements for the acquired Business. All financial statements required to be filed in connection with this acquisition will be filed by amendment to this report as soon as they are available, but in any event within 60 days of the date hereof.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     As of the date hereof, it is impracticable for the Registrant to provide the required pro forma financial information. All pro forma financial information required to be filed in connection with this acquisition will be filed by amendment to this report as soon as they are available, but in any event within 60 days of the date hereof.

     (c)  EXHIBITS.

EXHIBIT NUMBER                DESCRIPTION

2.1 Stock Purchase Agreement dated August 4, 1997 between Mid-America Bancorp and MoneyGram Payment Systems, Inc.(1)

99                            Press Release dated January 9, 1998



____________________
(1) The exhibits to Exhibit 2.1 have not been filed with the Commission. This exhibit does briefly identify the contents of all omitted exhibits. The Registrant will furnish supplementally a copy of any omitted exhibit to the Commission upon request.

                                          2
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                                      SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MoneyGram Payment Systems, Inc.



                                   By:  /s/ John M. Fowler
                                        ------------------
                                       John M. Fowler
                                       Executive Vice President,
                                       Chief Financial Officer and
                                       Treasurer

                                   Date: JANUARY 21, 1998



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